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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)         January 22, 2001
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                            QUEST BIOTECHNOLOGY, INC.
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(Exact name of small business issuer as specified in its charter)



                         Commission file number 0-15489
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            MICHIGAN                     0-15489                38-2656058
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(State or other jurisdiction of        (Commission             (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


      321 FISHER BUILDING,  3011 W. GRAND BLVD., DETROIT, MICHIGAN   48202
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                    (Address of principal executive offices)


Registrant's telephone number, including area code          (313) 873-0200
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                   QUEST BIOTECHNOLOGY, INC. AND SUBSIDIARIES
                      (A Company in the Development Stage)



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     A.  i)       Effective January 18, 2001 BDO Seidman, LLP resigned from its client-auditor relationship with Quest Biotechnology, Inc.
                  ("the Company")

         ii) BDO Seidman's audit opinion letter to the Company for the past two fiscal years did not contain any adverse opinions, disclaimer opinions and was not modified due to uncertainty, audit scope or accounting principles. However, the auditor's opinion letter included an explanatory paragraph in each of the last two fiscal years regarding the Company's ability to continue as a going concern.

         iii) The decision to change accountants was not recommended by the Company's board of directors.

         iv) The Company has not had any disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure or auditing scope.



ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

     C.        Exhibits:

         i)       Letter from BDO Seidman to the Commission





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            QUEST BIOTECHNOLOGY, INC.
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                                                     REGISTRANT



                                           /S/ LORNA M. O.  ANDERSON
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                                             CHIEF FINANCIAL OFFICER


DATE:  JANUARY 22, 2001


































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